Retirement plans	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Retirement plans
Retirement plans
The Company has a defined contribution retirement plan (the “Plan”), which qualifies under Section 401(k) of the Internal Revenue Code (IRC). Under the Plan, employees meeting certain requirements may elect to contribute a percentage of their salary up to the maximum allowed by the IRC. The Company matches a variable amount based on participant contributions up to a maximum of 4.5% of each participant’s salary. The Company contributed approximately $125,680 and $116,850 to the Plan for the years ended December 31, 2013 and 2012.